UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

CORNERSTONE REALTY INCOME TRUST, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-12875	54-1589139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

306 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 643-1761

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

c. Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 5, 2003

Item 12. Results of Operations and Financial Condition

On August 5, 2003, Cornerstone Realty Income Trust, Inc. issued a press release to report financial results for the quarter and six months ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report. This report and the attached press release are hereby furnished to, but not filed with, the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone Realty Income Trust, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President

August 5, 2003